UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2014

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

100 Europa Drive

Chapel Hill, NC 27517

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 - Shareholder Director Nominations.

On March 25, 2014, the board of directors of Heat Biologics, Inc. (the “Company”) determined to hold its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2014. The record date, time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting.

Because this is the first Annual Meeting that the Company will hold, proposals to be included in the Company's proxy statement for the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received on or before April 18, 2014.

Shareholders must deliver the proposals or nominations to the Company's administrative offices at the following address: Heat Biologics, Inc., Attn: Corporate Secretary, 100 Europa Drive, Suite 420, Chapel Hill, North Carolina, 27517.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2014	HEAT BIOLOGICS, INC.

	By:	/s/ Matthew Czajkowski
	Name:	Matthew Czajkowski
	Title:	Chief Financial Officer